UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2016

GROGENESIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168337	42-1771870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 S. Reid Street, Suite 307

Sioux Falls, SD  57103

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (605) 836-3100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2016, GroGenesis, Inc. (the “Company) entered into an Exchange Agreement (the “Exchange Agreement”) separately with two shareholders, whereby on the Effective Date (as defined below) each shareholder agreed to (i) surrender 10,000,000 shares of Common Stock of the Company, and (ii) assign such Common Stock to the Company for cancellation thereof pursuant to an Assignment of Interest; and whereby, in exchange, the Company shall (i) cancel the Shareholder’s Common Stock, (ii) issue each shareholder 20,000 shares of a new class of capital stock, namely a Series A Preferred Stock of $0.001 par value (the “Exchange Stock”), and (iii) enter the exchange on the books and records of the Company. “Effective Date” means the date the Exchange Agreement, including the Assignment of Interest set forth on Exhibit A, has been fully executed and delivered, the Company has obtained shareholder approval of the establishment of the class of Series A Preferred Stock and the Certificate of Designation establishing the Series A Preferred Stock has been filed with the Nevada Secretary of State.

The Exchange Stock shall have a (a) redemption right, whereby each share of Exchange Stock shall be redeemable at $5.00 by the Company at such time that the Company (i) reports sales revenue of no less than $12,000,000 for any consecutive twelve (12) month period, (ii) reports earnings before interest, taxes, depreciation and amortization (EBITDA) of no less than $1,000,000 in any quarterly or annual report filed with the Securities Exchange Commission (the “SEC”), or (iii) achieves a current ratio (current assets divided by current liabilities) of 2.0 or greater as calculated based on any quarterly or annual report filed with the SEC; and a (b) Conversion Right, whereby each share of Exchange Stock shall be convertible by the holder into 500 shares of Common Stock of the Company, or back into their original amount of shares, upon (i) the Company filing a voluntary petition in bankruptcy, is adjudged bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, or (ii) Richard Kamolvathin, the Company’s current Chief Executive Officer resigns all of his positions from the Company and ceases to provide any services to the Company.

The Exchange Agreement is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are furnished with this report:

Exhibit No.	Description

10.1	Exchange Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 25, 2016

GROGENESIS, INC.

By:	/s/ Richard D. Kamolvathin
Name: Richard D. Kamolvathin
Title: Chief Executive Officer

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